Exhibit 10.46

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (this “Agreement”) is made and entered into as of the          day of                           , 2011, by and among CP Property Holdings, LLC (the “Borrower”), whose mailing address is 3050 Peachtree Road NW, Suite 355, Atlanta, GA 30305, and CP Nursing, LLC (the “Operating Company”), whose mailing address is 3050 Peachtree Road NW, Suite 355 Atlanta,  GA  30305  (Borrower and Operating Company collectively referred to as the “Grantor”), and Economic Development Corporation of Fulton County with an office located at  5534 Old National Highway,  College Park, GA  30349  (the “Lender”).

W I T N E S S E T H :

That for good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the Grantor hereby agrees with Lender as follows:

1.  Definitions.  Reference is hereby made to that certain Loan Agreement being dated of even date hereof, (the “Loan Agreement”) by and between Grantor and Lender and (i) that certain Note in the amount of Two Million Thirty Four Thousand and No/100 Dollars ($2,034,000.00) of Borrower in favor of Lender of even date herewith (the foregoing obligation of Borrower described above is hereinafter referred to as the “Note”).  All terms used in this Security Agreement which are defined in the Note and the Loan Agreement or in Article 9 of the Uniform Commercial Code (the “Code”) of Georgia and which are not otherwise defined herein shall have the same meanings herein as set forth therein.

2.  Grant of Security Interest.  As collateral security for all of the Obligations (as defined in Section 3 hereof), the Grantor hereby pledges and assigns to Lender, and grants to Lender a continuing security interest in, the following, whether now owned or hereafter acquired by Grantor and howsoever its interest therein may arise or appear, whether by ownership, lease, security interest, claim or otherwise,  (the “Collateral”):

(a)  All equipment of the Grantor, used or useful in the Borrower’s business, whether now owned or hereafter acquired or arising, including, but not limited to, items listed on Exhibit “A” attached hereto and by this reference made a part hereof (Collectively the “Equipment”).  Some of the foregoing are or may become fixtures affixed to the real property described herein;

(b)  All products and/or proceeds (“Proceeds”) of any and all of the foregoing Collateral and, to the extent not otherwise included, all payments under insurance (whether or not Lender is the loss payee thereof), any indemnity, warranty, or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral, and including, without limitation, all monies due or to become due in connection with any of the Collateral, guaranties and security for the payment of such monies, the right of stoppage in transit, and all returned or repossessed goods arising from a sale or lease thereof.  (Although proceeds are covered, Lender does not authorize the sale or other transfer of any of the Collateral or the transfer of any interest in the Collateral, except for the sale of goods in the ordinary course of Grantor’s business).

3.  Security for Obligations.  The security interest created hereby in the Collateral constitutes continuing collateral security for all of the following obligations, whether now existing or hereafter incurred (the “Obligations”):

(a) The full and prompt payment, when due, of the indebtedness (and interest thereon) evidenced and to be evidenced by the Notes, and any and all renewals, modifications, and extensions of said Notes, in whole or in part;

(b) The prompt payment and performance of any and all other present and future indebtedness, liabilities and obligations of Grantor to Lender of every kind, character, and description, whether now existing or hereafter created or arising, whether absolute or matured or unmatured, direct or indirect, primary or secondary, and including without limitation, all future advances by Lender to the Grantor.

4.  Representations and Warranties.  The Grantor represents and warrants as follows:

(a) The Borrower is a limited liability company organized under the laws of the State of Georgia. The Borrower’s mailing address is  3050 Peachtree Road, Suite 355,  Atlanta, GA  30305 and its tax identification number is [                ]; The Operating Company is a limited liability company organized under the laws of the State of Georgia; the Operating Company’s mailing address is  3050 Peachtree Road, Suite 355, Atlanta,  GA  30305 and its tax identification number is [                ].

(b)  “CP Property Holdings, LLC” is the correct legal name of the Borrower indicated on the public record of the Borrower’s jurisdiction of organization that shows the Borrower to be organized; )  “CP Nursing, LLC” is the correct legal name of the Operating Company indicated on the public record of the Operating Company’s jurisdiction of organization that shows the Operating Company to be organized

(c)  Exhibit “B” correctly sets forth all names and tradenames that the Grantor has used within the last five years.

(d)  Exhibit “B” also correctly sets forth the principal offices of Grantor over the last five years and all other locations in which tangible assets of the Grantor (including inventory, equipment, books and records) have been located in the last five years.

(e) (i) Except as otherwise specifically mentioned in Exhibit “C”, hereto attached, the Grantor owns the Collateral free and clear of any lien, security interest or other charge or encumbrance except for the security interest created by this Agreement.

(ii) Except for the financing statements filed in favor of Lender relating to this Agreement, and except for any financing statements filed with respect to the security interests mentioned in Exhibit “C”, hereto attached, no other financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office.

(f)  The exercise by Lender of its rights and remedies hereunder will not contravene any law or governmental regulation or any contractual restriction binding on or affecting the Grantor or any of its properties and will not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of its properties.

(g) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or other regulatory body is required either for the grant by the Grantor of the security interest created hereby in the Collateral or of the exercise by Lender of its rights and remedies hereunder.

(h)  This Agreement creates a valid security interest in favor of the Lender in the Collateral.  The taking possession by the Lender of all equipment constituting Collateral from time to time, and the filing of financing statement(s) with the State of Georgia, will perfect and establish the priority of the Lender’s security interest hereunder in the Collateral, subject to no other liens and encumbrances, except as otherwise specifically disclosed in Exhibit “C”.  Except as set forth in this Section 4(i), no action is necessary or desirable to perfect or otherwise protect such security interest.

5.  Covenants as to the Collateral.  So long as any of the Obligations shall remain outstanding, unless Lender shall otherwise consent in writing:

(a) Further Assurances.  The Grantor will at its expense, at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that Lender deems necessary or desirable or that Lender may request in order (i) to perfect and protect the security interest created or purported to be created hereby; (ii) to enable Lender to exercise and enforce its rights and remedies hereunder in respect of the Collateral; or (iii) to otherwise effect the purposes of this Agreement, including, without limitation:  (A) executing and filing such financing or continuation statements, or amendments thereto, as Lender deems necessary or desirable or that Lender may request in order to perfect and preserve the security interest created or purported to be created hereby; and (B) furnishing to Lender from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Lender may reasonably request, all in reasonable detail.

(b) Location of Equipment.  The Grantor will keep all of the Equipment, both now owned and hereafter acquired, at 1765 Temple Avenue,  College Park, GA  30337, or at such other location or locations to which Lender shall consent in writing in advance of placing Equipment at such location(s).

(c) Taxes.  The Grantor will pay promptly before delinquent all property and other taxes, assessments, and governmental charges or levies imposed upon, and all claims (including claims for labor, materials, and supplies) against, the Collateral, except to the extent the validity thereof is being contested diligently and in good faith by proper proceedings satisfactory to the Lender.

(d)  Insurance.  The Grantor will, at its own expense, maintain insurance with respect to the Collateral in such amounts, against such risks, in such form and with such insurers, as shall be satisfactory to Lender from time to time.

(e)  Transfers and other Liens.  Without the prior consent of Lender, the Grantor will not (i)

sell, assign (by operation of law or otherwise), exchange, or otherwise dispose of any of the Collateral; or (ii) create or suffer to exist any lien, security interest or other charge or encumbrance upon or with respect to any of the Collateral except for the security interest created by this Agreement, and except for any security interest specifically disclosed in “Exhibit “C”, attached hereto provided, however, that Grantor shall have the right to replace Equipment by new equipment of value equal to or greater than the value of the replaced Equipment and Grantor may dispose of Equipment which is obsolete and has no value to Grantor or the operation of its business.

(f)  Damage to Collateral.  The Grantor will promptly furnish to the Lender a statement respecting any material loss or damage to any of the tangible Collateral.

6.  Covenants of the Grantor.  So long as any of the obligations shall remain outstanding, unless Lender shall otherwise consent in writing:

(a)  The Grantor shall not merge or consolidate into, or transfer any of the Collateral to any other Person.

(b)  The Grantor shall not change its name unless it has given the Lender thirty (30) days’ prior written notice thereof and executed or authorized, at the request o the Lender, such additional financing statements to be filed in such jurisdictions as the Lender may deem necessary or desirable in its sole discretion.

(c)  The Grantor shall, at any time and from time to time, whether or not the Official Text of Revised Article 9, 2000 Revision, of the Uniform Commercial Code promulgated by the American Law Institute and the National Conference of Commissioners on Uniform State Laws or a version thereof (“Uniform Revised Article 9”) has been adopted in any particular jurisdiction, take such steps as the Lender may reasonably request for the Lender (i) to obtain an acknowledgment, in form and substance reasonably satisfactory to the Lender, of any bailee having possession of any of the Collateral, stating that the bailee holds possession of such Collateral on behalf of the Lender, (ii) to obtain “control” of any investment property, deposit accounts, letter-of-credit rights, or electronic chattel paper (as such terms are defined by Revised Article 9 with corresponding provisions thereof defining what constitutes “control” for such items of Collateral), with any agreements establishing control to be in form and substance reasonably satisfactory to the Lender, and (iii) otherwise to insure the continued perfection and priority of the Lender’s security interest in any of the Collateral and of the preservation of its rights therein, whether in anticipation of or following the effectiveness of Revised Article 9 in any jurisdiction.  If the Grantor shall at any time, whether or not Uniform Revised Article 9 has been adopted in any particular jurisdiction, acquire a “commercial tort claim” (as such term is defined in Revised Article 9) [with a claim for damages in excess of $1,000,000], the Grantor, as the case may be, shall promptly notify the Lender thereof in writing, providing a reasonable description and summary thereof, and shall execute a supplement to this Security Agreement granting a security interest in such commercial tort claim to the Lender.

7.  Additional Provisions Concerning the Collateral.  (a) The Grantor hereby authorizes Lender its counsel or its representative, at any time and from time to time, to file without the signature of the Grantor, as permitted by law, financing statements and amendments that describe the collateral covered by such financing statements as “all assets of the Grantor”, “all personal property of the Grantor” or words of similar effect, in such jurisdictions as the Agent may deem necessary or desirable in order to perfect the security interests granted by the Grantor under this Security Agreement.

(b) The Grantor hereby irrevocably appoints Lender the Grantor’s attorney-in-fact and proxy, with full authority in the place and stead of the Grantor and in the name of the Grantor or otherwise, from time to time in the Lender’s discretion, to take any action and to execute any instrument which Lender may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:  (i) to obtain and adjust insurance required to be paid to Lender pursuant to Section 5(d) hereof; (ii) to ask, demand, collect, sue for, recover, compound, receive, and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral; (iii) to receive, endorse, and collect any checks, drafts or other instruments, documents, and chattel paper in connection with clause (i) or (ii) above; and (iv) to file any claims or take any action or institute any proceeding which Lender may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Lender with respect to any of the Collateral.  Grantor hereby ratifies and approves all acts of said attorney; and so long as the attorney acts in good faith it shall have no liability to Grantor for any act or omission as such attorney.

(c) If the Grantor fails to perform any agreement contained herein, Lender may itself perform, or cause performance of, such agreement or obligation, and the costs and expenses of Lender incurred in connection therewith shall be payable by the Grantor under Section 9 hereof, and shall be fully secured hereby.

(d) The powers conferred on Lender hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers.  Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Lender shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

(e) Anything herein to the contrary notwithstanding, (i) the Grantor shall remain liable under any contracts and agreements relating to the Collateral to the extent set forth therein to perform all of its obligations thereunder to the same extent as if this Agreement had not been executed; (ii) the exercise by Lender of any of its rights hereunder shall not release the Grantor from any of its obligations under the contracts and agreements relating to the Collateral; and (iii) Lender shall not have any obligation or liability by reason of this Agreement under any contracts and agreements relating to the Collateral, nor shall Lender be obligated to perform any of the obligations or duties of the Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

8. Default. The occurrence of any one or more of the following events shall constitute an event of default (an “Event of Default”) under this Agreement: (a) failure of the Grantor to pay any of the Grantor’s Obligations and when due and payable, after giving effect to any applicable grace period; (b) failure of the Grantor to perform, observe, or comply with any of the provisions of this

Agreement or of any of the other Loan Documents, after giving effect to any applicable grace period; (c) the occurrence of an Event of Default (as defined therein) under any of the other Loan Documents; (d) any information contained in any financial statement, application, schedule, report, or any other document given by the Grantor or by any other person in connection with the Grantor’s Liabilities, with the Collateral, or with any of the Loan Documents is not in all respects true and accurate or the Grantor or such other person omitted to state any material fact or any fact necessary to make such information not misleading; (e) the Grantor is generally not paying debts as such debts become due; (f) the filing of any petition for relief under any provision of the Federal Bankruptcy Code or any similar state law is brought by or against the Grantor; (g) an application for the appointment of a receiver for, the making of a general assignment for the benefit of creditors by or the insolvency of, the Grantor; (h) the dissolution, merger, consolidation, or reorganization of the Grantor; (i) suspension of the operation of the Grantor’s present business; (j) the determination in good faith by the Lender that a material adverse change has occurred in the financial condition of the Grantor from the condition set forth in the most recent financial statement of the Grantor heretofore furnished to the Lender, or from the financial condition of the Grantor as heretofore most recently disclosed to the Lender in any other manner; (k) the determination in good faith by the Lender that the prospect of payment of any of the Grantor’s Obligations impaired for any reason; or (l) any amendment to or termination of a financing statement naming the Grantor as debtor and the Lender as secured party, or any correction statement with respect thereto, is filed in any jurisdiction by any party other than the Lender or its counsel without the prior written consent of the Lender.

9.  Remedies Upon Default.  If an Event of Default shall have occurred:

(a)  Lender may exercise in respect of the Collateral, in addition to its rights and remedies provided for herein or otherwise available to itself, all the rights and remedies of a secured party under the Code (whether or not the Code applies to the affected Collateral), and also may (i) require the Grantor to, and the Grantor hereby agrees that it will at its expense and upon request of Lender forthwith, assemble all or part of the Collateral as directed by Lender and make it available to Lender at a place to be designated by Lender which is reasonably convenient to Lender; and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at Lender’s offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as Lender may deem commercially reasonable.  The Grantor agrees that, to the extent notice of sale shall be required by law, at least five (5) days’ notice to the Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification.  Lender shall not be obligated to make any sale of Collateral regardless of notice of sale having been given.  Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(b)  Any cash held by Lender as Collateral and all cash proceeds received by Lender in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral shall be applied as follows:

(i) First, to the repayment of the reasonable costs and expenses, including reasonable attorneys’ fees and legal expenses, incurred by Lender in connection with (A) the administration of this Agreement, (B) the retaking, custody, preservation, use, or operation of, or the sale of, collection from, or other realization upon any Collateral, (C) the exercise or enforcement of any of the rights of Lender hereunder, or (D) the failure of the Grantor to perform or observe any of the provisions hereof;

(ii) Second, to the reimbursement of Lender for the amount of any obligations of the Grantor paid or discharged by Lender pursuant to the provisions of this Agreement, and of any expenses of Lender payable by the Grantor hereunder;

(iii) Third, to the satisfaction of the Obligations, in such order as Lender shall elect;

(iv) Fourth, to the payment of any other amounts required by applicable law (including, without limitation, Section 9-615(a)(3) of the Code or any successor or similar, applicable statutory provision); and

(v)  Fifth, the surplus proceeds, if any, to the Grantor or to whomsoever shall be lawfully entitled to receive the same or as a court of competent jurisdiction shall direct.

(c) In the event that the proceeds of any such sale, collection or realization are insufficient to pay all the amount to which Lender is legally entitled, the Grantor shall be liable for the deficiency, together with interest thereon at such rate(s) as shall be fixed by instrument(s) evidencing the Obligation(s) with respect to which such deficiency exists, together with the costs of collection and the reasonable fees of any attorneys employed by Lender to collect such deficiency.

10.  Rights and Duties of Lender, Etc.  Lender undertakes, as to this Agreement, to exercise only such duties as are specifically set forth in this Agreement and to exercise such of the rights, powers and remedies as are vested in it by this Agreement or by law.

11.  Indemnity and Expenses.  (a) The Grantor agrees to indemnify Lender from and against any and all claims, losses, and liabilities growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses, or liabilities resulting solely and directly from Lender’s gross negligence or willful misconduct.

(b)  The Grantor will upon demand pay to Lender the amount of any and all costs and expenses, including the fees and disbursements of the Lender’s counsel and of any experts and agents, which Lender may incur in connection with (i) the administration of this Agreement (Excluding the salary of Lender’s employees and Lender’s normal and usual overhead expenses); (ii) the custody, preservation, use, or operation of, or sale of, collection from, or other realization upon, any Collateral; (iii) the exercise or enforcement of any of the rights of Lender hereunder; or (iv) the failure by the Grantor to perform or observe any of the provisions hereof, except expenses resulting solely and directly from Lender’s gross negligence or willful misconduct.

12.  Notices, Etc. Any and all notices, elections or demands permitted or required to be given under this Agreement shall be in writing, signed by or on behalf of the party giving such notice, election or demand, and shall be deemed to have been properly given and shall be effective upon being personally delivered, or upon being deposited in the United States mail, postage prepaid, certified with return receipt required, and shall be deemed to have been received on the earlier of the date shown on the receipt or three (3) business days after the postmarked date thereof, or upon being deposited with an overnight delivery service requiring proof of delivery, to the other party at the address of such other party set forth below or such other address within the continental United States as such other party may designate by notice specifically designated as a notice of change of address and given in accordance herewith; provided, however, that the time period in which a response to any such notice, election, demand or request must be given shall commence on the date of receipt thereof; and provided further that no notice of change of address shall be effective until the date of receipt thereof.  Personal delivery to a partner or any officer, partnership, agent or employee of such party at said address shall constitute receipt.  Rejection or other refusal to accept or inability to deliver because of changed address of which no notice has been given shall also constitute receipt.  Any such notice, election, demand, request or response shall be addressed as follows:

If given to Lender, shall be addressed as follows:

Economic Development Corporation of Fulton County

5534 Old National Highway

College Pard, GA  30349

with a copy to:

BARBARA A. CHAKALES

BARBARA A. CHAKALES, LLC

300 Colonial Center Parkway, Suite 100

Roswell, Georgia 30076

and, if given to Borrower, shall be addressed as follows:

CP Property Holdings, LLC

3050 Peachtree Road, Suite 355

Atlanta, GA  30305

and, if given to Operating Company, shall be addressed as follows:

CP Nursing, LLC

3050 Peachtree Road, Suite 355

Atlanta,  GA  30305

13.  Security Interest Absolute.  All rights of Lender, all security interests and all obligations of the Grantor hereunder shall be absolute and unconditional irrespective of: (i) any lack of validity or enforceability of the Guaranty, or any other agreement or instrument relating thereto; (ii) any change in the time, manner, or place of payment of, or in any other term in respect of, all or any of the Obligations or any other  amendment or waiver of or consent to any departure from this Agreement, any guaranty, or any other agreement or instrument relating thereto; (iii) any increase in, addition to, or exchange, release, or non-perfection of, any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations; (iv) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Grantor in respect of the obligations or this Agreement; or (v) the absence of any action on the part of Lender to obtain payment or performance of the Obligations from the Grantor or any other party.

14.  Miscellaneous.  (a) No amendment of any provision of this Security Agreement shall be effective unless it is in writing and signed by the Grantor and Lender, and no waiver of any provision of this Agreement, and no consent to any departure by the Grantor therefrom, shall be effective unless it is in writing and signed by Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

(b)  No failure on the part of Lender to exercise, and no delay in exercising, any right hereunder or under any other instrument or document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.  The rights and remedies of Lender provided herein and the other instruments and  documents are cumulative and are in addition to, and exclusive of, any rights or remedies provided by law.  The rights of Lender under any Guaranty between the parties, any guaranty, any other instrument which now or hereafter evidences or secures all or part of the Obligations, or any related document against any party thereto are not conditional or contingent on any attempt by Lender to exercise any of its rights under any other such instrument or document against such party or against any other party.

(c)  Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or invalidity without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

(d)  This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the payment in full of all of the Obligations, (ii) be binding on the Grantor and its successors and permitted assigns and shall inure, together with all rights and remedies of Lender hereunder, to the benefit of its Lender and successors, transferees, and assigns.  None of the rights or obligations of the Grantor hereunder may be assigned or otherwise transferred without the prior written consent of Lender.

(e)  Upon the satisfaction in full of all of the Obligations, Lender will,  upon the Grantor’s request and at the Grantor’s expense, (i) return to the Grantor such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof; and (ii) execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence termination of the security interest herein granted.

(f)  This Agreement shall be governed by and construed in accordance with the statutes and laws of the state of Georgia, except as required by mandatory provisions of law and except to the extent that the validity or perfection of the security interest created hereby, or remedies hereunder, in respect of any particular Collateral are governed by the laws of a jurisdiction other than the State of  Georgia.

15.  Special Provisions.  If any Rider, initialed by the parties, is attached hereto, the provisions of such Rider are made a part hereof by reference as fully and particularly as if set out herein verbatim.  Should there be any conflict in the provisions hereof and the provisions contained in such Rider, the provisions of such Rider shall control.

16. The Loan secured by this lien was made under a United States Small Business Administration (SBA) nationwide program which uses tax dollars to assist small business owners.  If the United States is seeking to enforce this document, then under SBA regulations:

a)             When SBA is the holder of the Note, this document and all documents evidencing or securing this Loan will be construed in accordance with federal law.

b)            Lender or SBA may use local or state procedures for purposes such as filing papers, recording documents, giving notice, foreclosing liens, and other purposes.  By using these procedures, SBA does not waive any federal immunity from local or state control, penalty, tax or liability.  No Borrower or Guarantor may claim or assert against SBA any local or state law to deny any obligation of Borrower, or defend any claim of SBA with respect to this Loan.

c)             Any clause in this document requiring arbitration is not enforceable when SBA is the holder of the Note secured by this instrument.

IN WITNESS WHEREOF, the Grantor has caused this Security Agreement to be executed and delivered by its duly authorized officer as of the day and year first above written.

BORROWER:
CP Property Holdings, LLC

[illegible]	BY:	/s/ Christopher Brogdon	(L.S.)
Witness	CHRISTOPHER BROGDON,

TITLE: Manager

OPERATING COMPANY:

CP Nursing, LLC

[illegible]	BY:	/s/ Christopher Brogdon	(L.S.)
Witness		CHRISTOPHER BROGDON

TITLE: Manager

EXHIBIT “A” TO SECURITY AGREEMENT

List of Collateral

EXHIBIT “B” TO SECURITY AGREEMENT

The following are all names and tradenames that the Grantor has used within the last five years:

1.             CP Property Holdings, LLC

2.             College Park Healthcare

3.             CP Nursing, LLC

The following are the chief executive offices of the Grantor over the last five years.

1.                                       3050 Peachtree Road   Atlanta, GA  30305

The following are the locations of tangible assets of the Grantor over the last five years.

1.                                       1765 Temple Avenue,  College Park, GA  30337

2.                                       3050 Peachtree Road   Atlanta, GA  30305

EXHIBIT “C” TO SECURITY AGREEMENT

There are no other liens upon, security interests in, or claims to any of the Collateral, except as follows:

Deed to Secure Debt  from CP Property Holdings, LLC to The Bank of Las Vegas dated                   , recorded at Deed Book             , page              Fulton County records in the original principal amount of $2,840,000.00.

Security Agreement and UCC Financing Statement evidencing CP Property Holdings, LLC as Debtor and The Bank of Las Vegas as Secured Party securing a loan in the original principal amount of $2,840,000.00.